GLADSTONE CAPITAL CORPORATION

ARTICLES SUPPLEMENTARY

6.25% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK

Gladstone Capital Corporation, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:    Under a power contained in Article FOURTH of the charter of the Corporation (the “Charter”), the Board of Directors of the Corporation (the “Board of Directors”) or a duly authorized committee thereof, by resolutions duly adopted, reclassified 930,000 authorized but unissued Term Preferred Shares, 6.00% Series 2024, of the Corporation, 4,510,000 authorized but unissued Term Preferred Shares of the Corporation without designation as to series and 560,000 authorized but unissued shares of Common Stock of the Corporation, each with a par value of $0.001 per share, as shares of a new series of stock, designated as “6.25% Series A Cumulative Redeemable Preferred Stock” with the following preferences, rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption. Capitalized terms used but not defined herein shall have the meanings given to them in the Charter.

1.    Designation and Number. A new series of stock, designated the 6.25% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), is hereby established. The number of shares of Series A Preferred Stock shall be 6,000,000.

2.    Definitions. As used herein, the following terms shall have the following meanings unless the context otherwise requires:

“1940 Act” means the Investment Company Act of 1940, as amended, or any successor statute.

“Asset Coverage” means “asset coverage”, as defined for purposes of Sections 18(h) and 61 of the 1940 Act as in effect on the date hereof, of a class of senior security which is a stock determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination. For purposes of determining whether the requirements of Section 6(a) are satisfied, (i) no shares of Series A Preferred Stock or other Preferred Stock shall be deemed to be Outstanding for purposes of any computation required by Section 6(a) if, prior to or concurrently with such determination, either (A) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series A Preferred Stock or other Preferred Stock) to pay the full redemption price for the Series A Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been deposited in trust with the paying agent for the Series A Preferred Stock or other Preferred Stock and the requisite notice of redemption for the Series A Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been given or (B) sufficient Deposit Securities or other sufficient funds (in accordance with the terms of the Series A Preferred Stock or other Preferred Stock) to pay the full redemption price for the Series A Preferred Stock or other Preferred Stock (or the portion thereof to be redeemed) shall have been segregated by the Custodian and the Corporation from the assets of the Corporation, by means of appropriate identification on the Custodian’s books and records or otherwise in accordance with the Custodian’s normal procedures, and (ii) the Deposit Securities or other sufficient funds that shall have been deposited with the applicable paying agent and/or segregated by the Custodian, as applicable, as provided in clause (i) of this sentence shall not be included as assets of the Corporation for purposes of such computation.

“Asset Coverage Cure Date” means, with respect to the failure by the Corporation to maintain Asset Coverage as of any time required by Section 6(a), the date that is 90 calendar days following the date of such failure.

“Business Day” means any calendar day on which the New York Stock Exchange is open for trading.

“Calendar Quarter” means any of the three month periods ending March 31, June 30, September 30 or December 31 of each year.

“Charter” shall mean the charter of the Corporation.

“Common Stock” shall have the meaning as set forth in Section 3.

“Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Corporation as permitted by the 1940 Act or any rule, regulation or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

“Death Repurchase Date” shall have the meaning as set forth in Section 8(a)(ii).

“Death Repurchase Notice” shall have the meaning as set forth in Section 8(c).

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (a) is a demand obligation payable to the holder thereof on any Business Day or (b) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant Redemption Date, Dividend Payment Date or other payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(i)    cash or any cash equivalent;

(ii)    any U.S. Government Obligation;

(iii)    any Short-Term Money Market Instrument;

(iv)    any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Short-Term Money Market Instruments or U.S. Government Obligations or any combination thereof; or

(v) any letter of credit from a bank or other financial institution that has a credit rating from at least one rating agency that is the highest applicable rating generally ascribed by such rating agency to bank deposits or short-term debt of similar banks or other financial institutions as of the date of commencement of the Offering (or such rating’s future equivalent).

“Dividend Payment Date” shall have the meaning as set forth in Section 4(a).

“Dividend Record Date” shall have the meaning as set forth in Section 4(a).

“Electronic Means” means electronic mail transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition).

“Estate” shall have the meaning as set forth in Section 8(a)(ii).

“Holder” means, with respect to shares of Series A Preferred Stock or any other security issued by the Corporation, a Person in whose name such security is registered in the registration books of the Corporation maintained by the Redemption and Paying Agent or otherwise.

“Mandatory Redemption Price” shall have the meaning as set forth in Section 6(a)(i).

“Notice of Redemption” shall have the meaning as set forth in Section 6(c)(i).

“Offering” means the registered public offering of shares of Series A Preferred Stock on a “reasonable best efforts” basis pursuant to a prospectus (as such term is defined in Section 2(a)(10) of the Securities Act of 1933, as amended).

“Optional Redemption Date” shall have the meaning as set forth in Section 6(b)(i).

“Optional Redemption Price” shall have the meaning as set forth in Section 6(b)(i).

“Outstanding” means, as of any date with respect to shares of Series A Preferred Stock, the number of shares of Series A Preferred Stock theretofore issued by the Corporation except (without duplication): (a) any shares of Series A Preferred Stock theretofore cancelled or redeemed or delivered to the Redemption and Paying Agent for cancellation or redemption in accordance with the terms hereof; (b) any shares of Series A Preferred Stock as to which the Corporation shall have given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such shares in accordance with Section 6(b) hereof; (c) any shares of Series A Preferred Stock as to which the Corporation shall be the Holder or the beneficial owner; and (d) any shares of Series A Preferred Stock represented by any certificate in lieu of which any new certificate has been executed and delivered by the Corporation.

“Parity Preferred Stock” shall have the meaning as set forth in Section 3.

“Person” means and includes an individual, a partnership, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preferred Stock” means any stock of the Corporation classified as preferred stock, including shares of Series A Preferred Stock, and any other shares of stock hereafter authorized and issued by the Corporation of a class having priority over any other class as to distribution of assets or payments of dividends.

“Redemption and Paying Agent” means Computershare Inc. and its successors or any other redemption and paying agent appointed by the Corporation with respect to the Series A Preferred Stock.

“Redemption Date” shall have the meaning as set forth in Section 6(c)(i).

“Redemption Price” means the Mandatory Redemption Price or the Optional Redemption Price, as applicable.

“Series A Preferred Stock” shall have the meaning as set forth in Section 1.

“Short-Term Money Market Instruments” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

(a)    commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

(b)    demand or time deposits in, and banker’s acceptances and certificates of deposit of (i) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (ii) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia); and

(c)    overnight funds.

“Stockholder Repurchase Date” shall have the meaning as set forth in Section 8(a)(i).

“Stockholder Repurchase Notice” shall have the meaning as set forth in Section 8(c).

“Termination Date” means the earlier of (i) December 31, 2026 (unless the Offering is earlier terminated or is extended by the Board of Directors) or (ii) the date on which all 6,000,000 shares of Series A Preferred Stock offered in the Offering are sold.

“U.S. Government Obligation” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“Voting Period” shall have the meaning as set forth in Section 7(b)(i).

3.    Rank. The Series A Preferred Stock, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, will rank (i) senior in priority to the Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”) as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Corporation; (ii) equal in priority with all other series of Preferred Stock that the Corporation may issue in the future (the “Parity Preferred Stock”) as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Corporation; and (iii) junior to all existing and future indebtedness of the Corporation.

4.    Dividends.

(a)    Holders of shares of Series A Preferred Stock are entitled to receive, when and as authorized by the Board of Directors (or a duly authorized committee thereof) and declared by the Corporation, out of funds legally available for the payment of dividends, preferential cumulative cash dividends at the rate of 6.25% per annum of the $25.00 liquidation preference per share (equivalent to a fixed annual amount of $1.5625 per share). Dividends on the Series A Preferred Stock shall accrue and be cumulative from (but excluding) the last day of the most recent dividend period for which dividends have been paid or, if no dividends have been paid and except otherwise provided in the following sentence, from the date of issuance and shall be payable monthly in arrears on such date as designated by the Board of Directors (each, a “Dividend Payment Date”). If a share of Series A Preferred Stock is issued after the Dividend Record Date (as defined below) for the dividend period in which such share is issued, dividends on such share shall accrue and be cumulative from the beginning of the first dividend period commencing after its issuance. Any dividend payable on the Series A Preferred Stock for any dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stock records of the Corporation at the close of business on the applicable record date, which shall be such date designated by the Board of Directors that is prior to the applicable Dividend Payment Date (each, a “Dividend Record Date”).

(b)    No dividends on shares of Series A Preferred Stock shall be authorized by the Board of Directors or declared by the Corporation or paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization, declaration, payment or setting apart for payment shall be restricted or prohibited by law.

(c)    Notwithstanding the foregoing, dividends on the Series A Preferred Stock will accumulate whether or not the Corporation has earnings, whether or not restrictions exist in respect thereof, whether there are funds legally available for the payment of such dividends and whether or not such dividends are authorized and declared. Accumulated but unpaid dividends on the Series A Preferred Stock will not bear interest and holders of the Series A Preferred Stock will not be entitled to any distributions in excess of full cumulative distributions described above.

When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any class or series of Parity Preferred Stock, all dividends declared upon the Series A Preferred Stock and any class or series of Parity Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such class or series of Parity Preferred Stock shall in all cases bear to each other the same ratio that accumulated and unpaid dividends per share on the Series A Preferred Stock and such class or series of Parity Preferred Stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such Parity Preferred Stock does not have a cumulative dividend) bear to each other.

(d)    Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods, no dividends (other than a dividend in shares of Common Stock) shall be declared and paid or declared and set apart for payment nor shall any other distribution be declared and made upon the Common Stock, nor shall any shares of Common Stock be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation. Holders of shares of Series A Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends on the Series A Preferred Stock as provided above. Any dividend payment made on shares of the Series A Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares which remains payable.

5.     Liquidation Preference. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series A Preferred Stock are entitled to be paid out of the assets of the Corporation legally available for distribution to its stockholders a liquidation preference equal to $25.00 per share, plus an amount equal to any accumulated and unpaid dividends to but excluding the date of payment, but without interest, before any distribution of assets is made to holders of Common Stock. If the assets of the Corporation legally available for distribution to stockholders are insufficient to pay in full the liquidation preference plus an amount equal to any accumulated and unpaid dividends on the Series A Preferred Stock and the amounts due upon liquidation with respect to such other shares of any class or series of Parity Preferred Stock, all assets distributed to the holders of the Series A Preferred Stock and any class or series of Parity Preferred Stock shall be distributed pro rata so that the amount of assets distributed per share of Series A Preferred Stock and such class or series of Parity Preferred Stock shall in all cases bear to each other the same ratio that the liquidation preference per share on the Series A Preferred Stock and such class or series of Parity Preferred Stock bear to each other. Written notice of any such liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the Series A Preferred Stock at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation. After payment of the full amount of the liquidation preference, plus an amount equal to any accumulated and unpaid dividends to which they are entitled, the holders of Series A Preferred Stock will have no right or claim to any of the remaining assets of the Corporation. The consolidation, conversion or merger of the Corporation with or into another entity, a merger of another entity with or into the Corporation, a statutory share exchange by the Corporation or a sale, lease, transfer or conveyance of all or substantially all of the Corporation’s property or business shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation. In determining whether a distribution (other than upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation) by dividend, redemption or other acquisition of shares of stock of the Corporation or otherwise is permitted under the Maryland General Corporation Law, no effect shall be given to amounts that would be needed, if the Corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of the Series A Preferred Stock whose preferential rights upon dissolution are superior to those receiving the distribution.

6.    Redemption at the Option of the Corporation. The Series A Preferred Stock shall be subject to redemption by the Corporation as provided below:

(a)    Asset Coverage Mandatory Redemption.

(i)    If the Corporation fails to maintain Asset Coverage of at least the minimum amount required by the 1940 Act as of the time of declaration of dividends or other distributions on the Common Stock (other than dividends payable in shares of Common Stock), after deducting the amount of such dividend or other distribution, as of the time of purchase of the Common Stock or issuance of any senior security (as defined in the 1940 Act), and such failure is not cured as of the close of business on the Asset Coverage Cure Date, fix a redemption date and proceed to redeem, in accordance with the terms of such Preferred Stock, the number of shares of Preferred Stock described below. In the event that any shares of Series A Preferred Stock then Outstanding are to be redeemed pursuant to this Section 6(a)(i), the Corporation shall redeem such shares at a price per share equal to the liquidation preference per share of Series A Preferred Stock plus an amount equal to all unpaid dividends and distributions on such share of Series A Preferred Stock accumulated to (but excluding) the date fixed for such redemption by the Board of Directors (whether or not earned or declared by the Corporation, but excluding interest thereon) (the “Mandatory Redemption Price”).

(ii)    On the Redemption Date for a redemption contemplated by Section 6(a)(i), the Corporation shall redeem, out of funds legally available therefor, such number of shares of Preferred Stock (which may include at the sole option of the Corporation any number of shares or proportion of Series A Preferred Stock) as shall be equal to the lesser of (x) the minimum number of shares of Preferred Stock, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Corporation having the minimum Asset Coverage on such Asset Coverage Cure Date required by Sections 18 and 61 of the 1940 Act (provided, however, that if there is no such minimum number of shares of Series A Preferred Stock and other shares of Preferred Stock the redemption or retirement of which would have such result, all shares of Series A Preferred Stock and other shares of Preferred Stock then Outstanding shall be redeemed), and (y) the maximum number of shares of Preferred Stock that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. Notwithstanding the foregoing, in the event that shares of Preferred Stock are redeemed pursuant to this Section 6(a), the Corporation may at its sole option, but is not required to, redeem a sufficient number of shares of Series A Preferred Stock pursuant to this Section 6(a) that, when aggregated with other shares of Preferred Stock redeemed by the Corporation, would result, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, in the Corporation having Asset Coverage on such Asset Coverage Cure Date of up to and including a percentage that is 50% higher than the minimum Asset Coverage amount required by applicable law in effect. The Corporation shall effect such redemption on the date fixed by the Corporation therefor, which date shall not be later than 90 calendar days after such Asset Coverage Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of shares of Series A Preferred Stock and other shares of Preferred Stock which have been designated to be redeemed or the Corporation otherwise is unable to effect such redemption on or prior to 90 calendar days after such Asset Coverage Cure Date, the Corporation shall redeem those shares of Series A preferred Stock and other shares of Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding shares of Series A Preferred Stock are to be redeemed pursuant to this Section 6(a), the number of shares of Series A Preferred Stock to be redeemed shall be redeemed (A) pro rata among the Outstanding shares of Series A Preferred Stock, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable.

(b)    Optional Redemption.

(i)    The Series A Preferred Stock is not redeemable prior to the earlier of (1) the first anniversary of the Termination Date and (2) January 1, 2027. However, subject to the provisions of Section 6(b)(ii), on any Business Day on or after the earlier of (1) the first anniversary of the Termination Date and (2) January 1, 2027 (any such Business Day referred to in this sentence, an “Optional Redemption Date”), the Corporation may redeem in whole or from time to time in part, out of funds legally available therefor, the Series A Preferred Stock, for cash at a redemption price per share of Series A Preferred Stock (the “Optional Redemption Price”) equal to (x) the liquidation preference per share of Series A Preferred Stock plus (y) an amount equal to all accumulated and unpaid dividends on such share of Series A Preferred Stock accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared by the Corporation, but excluding interest thereon).

(ii)    If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to Section 6(b)(i), the shares of Series A Preferred Stock to be redeemed shall be selected either (A) pro rata, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable. Subject to the provisions hereof and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which shares of Series A Preferred Stock will be redeemed pursuant to this Section 6(b) from time to time.

(c)    Procedures for Redemption.

(i)    If the Corporation shall determine to redeem, in whole or in part, shares of Series A Preferred Stock pursuant to Section 6(a) or Section 6(b), the Corporation shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not less than 30 nor more than 60 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption

Date; (B) the number of shares of Series A Preferred Stock to be redeemed; (C) the CUSIP number for the Series A Preferred Stock; (D) the Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accumulate after such Redemption Date; and (G) the provisions hereof under which such redemption is made. If fewer than all shares of Series A Preferred Stock held by any holder are to be redeemed, the Notice of Redemption delivered to such holder shall also specify the number of shares of Series A Preferred Stock to be redeemed from such holder or the method of determining such number. The Corporation may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant hereto that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(ii)    On or after the Redemption Date, each holder of shares of Series A Preferred Stock in certificated form (if any) that are subject to redemption shall surrender the certificate(s) representing such shares of Series A Preferred Stock to the Corporation at the place designated in the Notice of Redemption and shall then be entitled to receive the Redemption Price for such shares of Series A Preferred Stock, without interest, and in the case of a redemption of fewer than all the shares of Series A Preferred Stock represented by such certificate(s), a new certificate representing the shares of Series A Preferred Stock that were not redeemed. If a Notice of Redemption has been given and the funds necessary for redemption of the shares of Series A Preferred Stock that are subject to redemption have been deposited with the Redemption and Paying Agent for the benefit of the holders of such shares of Series A Preferred Stock, then, from and after the Redemption Date, dividends shall cease to accumulate on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares of Series A Preferred Stock shall terminate, except the right to receive the Redemption Price therefor.

(iii)    Notwithstanding the other provisions of this Section 6, except as otherwise required by law, the Corporation shall not redeem any shares of Series A Preferred Stock or purchase or otherwise acquire, directly or indirectly, any shares of Series A Preferred Stock (except by exchange for other stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) unless all accumulated and unpaid dividends on all outstanding shares of Series A Preferred Stock and the shares of any class or series of Parity Preferred Stock for all applicable past dividend periods (whether or not earned or declared by the Corporation) shall have been, or contemporaneously are, declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding shares of Series A Preferred Stock pursuant to an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock and any other class or series of Parity Preferred Stock for which all accumulated and unpaid dividends have not been paid. So long as no dividends on the Series A Preferred Stock are in arrears, the Corporation shall be entitled at any time and from time to time to repurchase shares of Series A Preferred Stock in open-market transactions duly authorized by the Board of Directors and effected in compliance with applicable laws.

(iv)    If a Redemption Date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, each holder of shares of Series A Preferred Stock on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date, notwithstanding the redemption of such shares on or prior to such Dividend Payment Date, and each holder of shares of Series A Preferred Stock that are redeemed on such Redemption Date shall be entitled to the dividends, if any, accruing after the end of the dividend period to which such Dividend Payment Date relates up to, but excluding, the Redemption Date.

7.    Voting Rights.

(a)    One Vote Per Share. Except as otherwise provided in the Charter, including the terms of the Series A Preferred Stock, (i) each holder of a share of Series A Preferred Stock shall be entitled to one vote for each share of Series A Preferred Stock held by such holder on each matter submitted to a vote of stockholders of the Corporation and (ii) the holders of outstanding shares of Preferred Stock, including the Series A Preferred Stock, and of outstanding shares of Common Stock shall vote together as a single class; provided, however, that the holders of outstanding shares of Preferred Stock, including the Series A Preferred Stock, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock of the Corporation, to elect two directors of the Corporation at all times. Subject to Section 7(b), the holders of outstanding shares of Common Stock and Preferred Stock, including the Series A Preferred Stock, voting together as a single class, shall elect the balance of the directors.

(b)    Voting for Additional Directors.

(i)    Voting Period. During any period in which any one or more of the conditions described in clauses (A) or (B) of this Section 7(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Stock, including the Series A Preferred Stock, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of Preferred Stock, including the Series A Preferred Stock, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of stock of the Corporation), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

(A) if, at the close of business on any dividend payment date for any outstanding share of Preferred Stock including any outstanding share of Series A Preferred Stock, accumulated dividends (whether or not earned or declared) on such outstanding share of Preferred Stock equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent or other applicable paying agent for the payment of such accumulated dividends; or

(B) if at any time holders of shares of Preferred Stock are otherwise entitled under the 1940 Act to elect a majority of the Board of Directors.

Upon the termination of a Voting Period, the voting rights described in this Section 7(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described in this Section 7(b)(i).

(ii)    Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in Section 7(b)(i), the Corporation shall call a special meeting of such holders and notify the Redemption and Paying Agent and/or such other Person as is specified in the terms of such Preferred Stock to receive notice (A) by mailing or delivery by Electronic Means or (B) in such other manner and by such other means as are specified in the terms of such Preferred Stock, a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 30 calendar days after the date of the delivery by Electronic Means or mailing of such notice. If the Corporation fails to call such a special meeting, it may be called at the expense of the Corporation by any such holder on like notice. The record date for determining the holders of shares of Preferred Stock entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the calendar day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of stock of the Corporation), shall be entitled to elect the number of directors prescribed in Section 7(b)(i) on a one-vote-per-share basis.

(iii)    Terms of Office of Existing Directors. The terms of office of the incumbent directors of the Corporation at the time of a special meeting of holders of the shares of Preferred Stock to elect additional directors in accordance with Section 7(b)(i) shall not be affected by the election at such meeting by the holders of Series A Preferred Stock and such other holders of shares of Preferred Stock of the number of directors that they are entitled to elect, and the directors so elected by the holders of shares of Series A Preferred Stock and such other holders of shares of Preferred Stock, together with the two directors elected by the holders of shares of Preferred Stock in accordance with Section 7(a) hereof and the remaining directors elected by the holders of the shares of Common Stock and Preferred Stock, shall constitute the duly elected directors of the Corporation.

(iv)    Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the holders of shares of Preferred Stock pursuant to Section 7(b)(i) shall terminate, the remaining directors shall constitute the directors of the Corporation and the voting rights of the holders of shares of Preferred Stock to elect additional directors pursuant to Section 7(b)(i) shall cease, subject to the provisions of the last sentence of Section 7(b)(i).

(c)    Voting on Certain Matters.

(i)    Certain Amendments Requiring Approval of Series A Preferred Stock. Except as otherwise permitted by the terms of the Series A Preferred Stock, so long as any shares of Series A Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of Series A Preferred

Stock Outstanding at the time, voting together as a separate class, amend, alter or repeal the provisions of the Charter, including the terms of the Series A Preferred Stock, whether by merger, consolidation or otherwise, so as to materially and adversely affect any privilege, preference, right or power of the Series A Preferred Stock; provided, however, that (A) a change in the capitalization of the Corporation in accordance with Section 9 hereof shall not be considered to materially and adversely affect the privileges, preferences, rights or powers of the Series A Preferred Stock and (B) a division of a share of Series A Preferred Stock shall be deemed to affect such privileges, preferences, rights or powers only if the terms of such division materially and adversely affect the holders of the Series A Preferred Stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any privilege, preference, right or power of a share of Series A Preferred Stock or the holder thereof unless such matter (x) alters or abolishes any preferential right of such share of Series A Preferred Stock or (y) creates, alters or abolishes any right in respect of redemption of such share of Series A Preferred Stock (other than as a result of a division of a share of Series A Preferred Stock). So long as any shares of Preferred Stock are Outstanding, the Corporation shall not, without the affirmative vote or consent of the holders of at least 66 2⁄3% of the shares of Preferred Stock Outstanding at the time, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Corporation is solvent and does not foresee becoming insolvent. So long as any shares of Series A Preferred Stock are Outstanding, no amendment, alteration or repeal of the obligation of the Corporation to (x) redeem the Series A Preferred Stock or (y) accumulate dividends at the rate set forth in Section 4 shall be effected without, in each case, the prior unanimous vote or consent of the holders of such shares of Series A Preferred Stock.

(ii)    1940 Act Matters. The affirmative vote of the Holders of at least “a majority of the outstanding shares of Preferred Stock,” including the Series A Preferred Stock Outstanding at the time, voting as a separate class, shall be required (A) to approve the Corporation ceasing to be a business development company, or to approve the Corporation’s withdrawal of its election as a business development company, or (B) to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. For purposes of the foregoing, the vote of a “majority of the outstanding shares of Preferred Stock” means the vote at an annual or special meeting duly called of (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy at such meeting, or (ii) more than 50% of such shares, whichever is less.

(d)    Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by the Charter, the holders of Series A Preferred Stock shall not have any relative rights or preferences or other special rights with respect to voting other than those specifically set forth in this Section 7.

(e)    No Cumulative Voting. The Holders of Series A Preferred Stock shall have no rights to cumulative voting.

(f)    Voting for Directors Sole Remedy for Corporation’s Failure to Declare or Pay Dividends. In the event that the Corporation fails to declare or pay any dividends on the Series A Preferred Stock on the Dividend Payment Date therefor, the exclusive remedy of the holders of Series A Preferred Stock shall be the right to vote for directors pursuant to the provisions of this Section 7.

(g)    Holders Entitled to Vote. For purposes of determining any rights of the holders of Series A Preferred Stock to vote on any matter, whether such right is created by the Charter, including the terms of the Series A Preferred Stock, by statute or otherwise, no holder of Series A Preferred Stock shall be entitled to vote any share of Series A Preferred Stock and no share of Series A Preferred Stock shall be deemed to be “Outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or the time of the actual vote on the matter, as the case may be, the requisite Notice of Redemption with respect to such share of Series A Preferred Stock shall have been given in accordance with Section 6 and Deposit Securities for the payment of the Redemption Price of such share of Series A Preferred Stock shall have been deposited in trust with the Redemption and Paying Agent for that purpose. No share of Series A Preferred Stock held by the Corporation shall have any voting rights or be deemed to be outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

8.    Repurchase at the Option of Stockholders.

(a)    Subject to the restrictions set forth in Section 8(c) below:

(i)     Commencing on the date of original issuance (or, if after the date of original issuance the Board of Directors suspends the optional repurchase right of the holders of Series A Preferred Stock described in this Section 8, on the date the Board of Directors reinstates such right) and terminating on the earlier to occur of (A) the date upon which the Board of Directors, by resolution, suspends or terminates the optional repurchase right of the holders of Series A Preferred Stock described in this Section 8 and (B) the date on which shares of Series A Preferred Stock are listed on a national securities exchange, holders of Series A Preferred Stock may, at their option, require the Corporation to repurchase, on the tenth calendar day following delivery of a Stockholder Repurchase Notice (as defined below) or, if such tenth calendar day is not a Business Day, on the next succeeding Business Day (each such date, a “Stockholder Repurchase Date”), any or all of their shares of Series A Preferred Stock at a repurchase price per share of Series A Preferred Stock equal to $25.00 in cash plus an amount equal to accrued and unpaid dividends to, but excluding, the Stockholder Repurchase Date; provided, however, the share repurchase amount will be subject to the following limitations: (A) shares of Series A Preferred Stock that have not been outstanding for at least one year will be subject to an early repurchase discount of 10% (or at a price of $22.50 per share); (B) shares of Series A Preferred Stock that have been outstanding for at least one year but not more than two years will be subject to an early repurchase discount of 6% (or at a price of $23.50 per share); and (C) shares of Series A Preferred Stock that have been outstanding for at least two years but not more than three years will be subject to an early repurchase discount of 3% (or at a price of $24.25 per share).

(ii)        From the date of original issuance until the listing of the Series A Preferred Stock on a national securities exchange, the estate of a natural person who held shares of Series A Preferred Stock upon his or her death (each, an “Estate”) may, at its option, require the Corporation to repurchase, on the fifteenth calendar day following delivery of a Death Repurchase Notice (as defined below) or, if such fifteenth calendar day is not a Business Day, on the next succeeding Business Day (each such date, a “Death

Repurchase Date”), any or all of such shares of Series A Preferred Stock at a repurchase price per share of Series A Preferred Stock equal to $25.00 in cash plus an amount equal to accrued and unpaid dividends to, but excluding, the Death Repurchase Date.

(b)    Notwithstanding the foregoing, if a Stockholder Repurchase Date or Death Repurchase Date falls after a Dividend Record Date and on or prior to the corresponding Dividend Payment Date, each holder of shares of Series A Preferred Stock on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date, notwithstanding the repurchase of such shares on or prior to such Dividend Payment Date, and each holder of shares of Series A Preferred Stock that are repurchased on such Stockholder Repurchase Date or Death Repurchase Date shall be entitled to the dividends, if any, accruing after the end of the dividend period to which such Dividend Payment Date relates up to, but excluding, the Stockholder Repurchase Date or Death Repurchase Date, as the case may be. Upon the repurchase of any shares of Series A Preferred Stock pursuant to Section 8(a) above, dividends shall cease to accumulate on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares of Series A Preferred Stock shall terminate.

(c)    In order to require the Corporation to repurchase shares of Series A Preferred Stock on a Stockholder Repurchase Date pursuant to Section 8(a)(i) above, the holder of such shares must deliver a notice of repurchase, by overnight delivery or by first class mail, postage prepaid, to the Corporation at its principal executive offices (each such notice, a “Stockholder Repurchase Notice”). In order to require the Corporation to repurchase shares of Series A Preferred Stock on a Death Repurchase Date pursuant to Section 8(a)(ii) above, an Estate must deliver a notice of repurchase, by overnight delivery or by first class mail, postage prepaid, to the Corporation at its principal executive offices (each such notice, a “Death Repurchase Notice”). Each Stockholder Repurchase Notice or Death Repurchase Notice so delivered to the Corporation shall be an original, notarized copy and shall state or include: (i) the name and address of the stockholder whose shares of Series A Preferred Stock are to be repurchased; (ii) the number of shares of Series A Preferred Stock to be repurchased; (iii) the name of the broker dealer who holds the shares of Series A Preferred Stock to be repurchased, the stockholder’s account number with such broker dealer and such broker dealer’s participant number for the Depository Trust Corporation; and (iv) in the case of a Death Repurchase Notice, a certified copy of the death certificate (and such other evidence that is satisfactory to the Corporation in its sole discretion) for the natural person who previously held the shares to be repurchased. The obligation of the Corporation to repurchase shares of Series A Preferred Stock pursuant to Section 8(a) above shall be limited to the extent the Board of Directors determines, in its sole and absolute discretion, that the Corporation does not have sufficient funds available to fund any such repurchase or the Corporation is restricted by applicable law from making such repurchase. If, as a result of either of the foregoing limitations, fewer than all shares of Series A Preferred Stock for which a Stockholder Repurchase Notice or Death Repurchase Notice was delivered to the Corporation are to be repurchased, the foregoing limitations shall first be applied to any repurchase pursuant to a Death Repurchase Notice and then to shares of Series A Preferred Stock to be repurchased pursuant to a Stockholder Repurchase Notice. The obligation of the Corporation to repurchase shares of Series A Preferred Stock pursuant to Section 8(a)(i) above shall be further limited to the extent the Board of Directors suspends or terminates the optional repurchase right of the holders of Series A Preferred Stock described in this Section 8 after delivery of a Stockholder Repurchase Notice but prior to the corresponding Stockholder Repurchase Date.

(d)    Repurchases made under this Section 8 shall be subject to a quarterly repurchase limit of 5% of the then outstanding shares of Series A Preferred Stock (by number of shares outstanding), calculated as of the end of the previous Calendar Quarter. If the Corporation receives repurchase requests for a number of shares of Series A Preferred Stock in excess of the foregoing limitation, the repurchase for the applicable quarter shall be either (i) pro rata or (ii) by any other fair and equitable method that the Board of Directors may choose.

(e)    The Board of Directors may suspend or terminate the optional repurchase right of the holders of Series A Preferred Stock described in this Section 8 at any time in its sole and absolute discretion.

9.    Issuance of Additional Preferred Stock. So long as any shares of Series A Preferred Stock are Outstanding, the Corporation may, without the vote or consent of the holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Corporation representing stock under Sections 18 and 61 of the 1940 Act, ranking on a parity with the Series A Preferred Stock as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Corporation, in addition to then Outstanding shares of Series A Preferred Stock, including additional series of Preferred Stock, and authorize, issue and sell additional shares of any such series of Preferred Stock then outstanding or so established and created, including additional shares of Series A Preferred Stock, in each case in accordance with applicable law, provided that the Corporation shall, immediately after giving effect to the issuance of such additional shares of Preferred Stock and to its receipt and application of the proceeds thereof, including to the redemption of shares of Preferred Stock with such proceeds, have the minimum Asset Coverage required by Sections 18 and 61 of the 1940 Act.

10.    No Sinking Fund. The Series A Preferred Stock will not be subject to any sinking fund.

11.    No Preemptive Rights. No holder of the Series A Preferred Stock shall, as such holder, have any preemptive rights to purchase or subscribe for additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.

12.    Status of Redeemed or Repurchased Series A Preferred Stock. Shares of Series A Preferred Stock that at any time have been redeemed or purchased by the Corporation shall, after such redemption or purchase, have the status of authorized but unissued shares of Series A Preferred Stock.

13.    Notice. All notices or communications hereunder, unless otherwise specified herein, shall be sufficiently given if in writing and delivered in person, by telecopier, by Electronic Means or by overnight mail or delivery or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the date received or, if mailed by first class mail, on the date five calendar days after which such notice is mailed.

14.    Modification. The Board of Directors, without the vote of the holders of Series A Preferred Stock, may interpret or correct the provisions hereof to supply any omission, to resolve any inconsistency or ambiguity or to cure or correct any defective or inconsistent provision, including any provision that becomes defective after the date hereof because of impossibility of performance or any provision that is inconsistent with any provision of any other Preferred Stock or the Common Stock.

SECOND:    The Series A Preferred Stock has been reclassified and designated by the Board of Directors under the authority contained in the Charter.

THIRD:    These Articles Supplementary have been approved by the Board of Directors in the manner and by the vote required by law.

FOURTH:    The undersigned acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this 31st day of May, 2023.

ATTEST:	GLADSTONE CAPITAL CORPORATION

/s/ Michael B. LiCalsi	By:	David Gladstone	(SEAL)
Name: Michael B. LiCalsi		Name: David Gladstone
Title: Secretary		Title: Chief Executive Officer

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